UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ---------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 23, 2004
                        (Date of earliest event reported)


                             HAUPPAUGE DIGITAL, INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    1-13559               11-3227864
----------------------------   ------------------   ----------------------
(State or Other Jurisdiction  (Commission File No.) (IRS Employer Identification
of Incorporation)                                    Number)


                   91 Cabot Court, Hauppauge,           NY 11788
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (631) 434-1600
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          Check the  appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       ____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.05.     Amendments  to the  Registrant's  Code of Ethics,  or Waiver of a
               Provision of the Code of Ethics.

               On August 23, 2004, the Board of Directors of Hauppauge Digital, Inc. (the "Company") approved and adopted amendments to the Company's Code of Ethics (the "Code of Ethics"). The Company amended the Code of Ethics to: expand it to cover all officers, directors and employees; provide for a policy relating to approval of related party transactions; and state the Company's policy relating to the reporting of any illegal or unethical behavior.

A copy of the Company's Code of Ethics, as amended, is attached as Exhibit 14.1 hereto.

Item 9.01.     Financial Statements and Exhibits.

(c)            Exhibits

               14.1     Code of Ethics, as amended on August 23, 2004


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                                   SIGNATURES
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               Pursuant to the  requirements  of the Securities  Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                HAUPPAUGE DIGITAL, INC.


Dated:  August 24, 2004                         By:/s/ Gerald Tucciarone
                                                   ----------------------
                                                   Gerald Tucciarone
                                                   Chief Financial Officer